SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2017

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Goldman Sachs International, Merrill Lynch International, MUFG Securities EMEA plc, HSBC Securities (USA) Inc., Morgan Stanley & Co. International plc, Wells Fargo Securities International Limited, Standard Chartered Bank, TD Securities (USA) LLC, The Bank of Nova Scotia, Hong Kong Branch, and U.S. Bancorp Investments, Inc. (collectively, the “Underwriters”), have entered into a Pricing Agreement, dated July 6, 2017 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, ¥70,000,000,000 aggregate principal amount of the Company’s 0.183% Notes Due 2022 (the “2022 Notes”), ¥40,000,000,000 aggregate principal amount of the Company’s 0.298% Notes Due 2024 (the “2024 Notes”) and ¥60,000,000,000 aggregate principal amount of the Company’s 0.520% Notes Due 2027 (the “2027 Notes” and, together with the 2022 Notes and the 2024 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated July 6, 2017 (the “Underwriting Agreement”), between the Company and the Underwriters. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on July 18, 2017.

The 2022 Notes will be sold to the public at a price equal to 100.000% of the aggregate principal amount of the 2022 Notes (¥70,000,000,000 of proceeds before the underwriting discount and transaction expenses, which is the equivalent of US$617,937,853.11, calculated based on the noon buying rate in New York City on July 6, 2017 for cable transfers in foreign currencies as certified for customs purposes by the Board of Governors of the Federal Reserve System (the “Exchange Rate”)). The net proceeds to the Company from the sale of the 2022 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2022 Notes, will be ¥69,755,000,000 (which is the equivalent of US$615,775,070.62, calculated based on the Exchange Rate).

The 2024 Notes will be sold to the public at a price equal to 100.000% of the aggregate principal amount of the 2024 Notes (¥40,000,000,000 of proceeds before the underwriting discount and transaction expenses, which is the equivalent of US$353,107,344.63, calculated based on the Exchange Rate). The net proceeds to the Company from the sale of the 2024 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2024 Notes, will be ¥39,840,000,000 (which is the equivalent of US$351,694,915.25, calculated based on the Exchange Rate).

The 2027 Notes will be sold to the public at a price equal to 100.000% of the aggregate principal amount of the 2027 Notes (¥60,000,000,000 of proceeds before the underwriting discount and transaction expenses, which is the equivalent of US$529,661,016.95, calculated based on the Exchange Rate). The net proceeds to the Company from the sale of the 2027 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2027 Notes, will be ¥59,730,000,000 (which is the equivalent of US$527,277,542.37, calculated based on the Exchange Rate).

The Notes will be sold to the public at an aggregate price of ¥170,000,000,000, before the underwriting discounts and transaction expenses (which is the equivalent of US$1,500,706,214.69, calculated based on the Exchange Rate). The aggregate net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before the transaction expenses of the sale of the Notes, will be an aggregate of ¥169,325,000,000 (which is the equivalent of US$1,494,747,528.25, calculated based on the Exchange Rate).

The 2022 Notes will constitute part of the Company’s newly created series of 0.183% Notes Due 2022 (the “2022 Series”), the 2024 Notes will constitute part of the Company’s newly created series of 0.298% Notes Due 2024 (the “2024 Series”) and the 2027 Notes will constitute part of the Company’s newly created series of 0.520% Notes Due 2027 (the “2027 Series” and, together with the 2022 Series and the 2024 Series, the “New Series”). The Notes of each of the 2022 Series, the 2024 Series and the 2027 Series will be senior, unsecured debt securities of the Company and will rank equally with the Notes of each of the other New Series and all of the other senior, unsecured debt obligations of the Company. The 2022 Series, the 2024 Series and the 2027 Series were created and established, and the terms and conditions of each New Series were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented and amended (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the Indenture and the related series term certificates pursuant to the Indenture will govern the Notes of each New Series. The respective terms of the 2022 Notes, the 2024 Notes and the 2027 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes of each New Series to be sold pursuant to the Pricing Agreement.

The material terms of the Notes are described in the Company’s prospectus supplement dated July 6, 2017, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 19, 2014, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities, including the Notes (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 7, 2017 pursuant to Rule 424(b)(5) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated July 6, 2017, relating to, and setting forth certain terms of, the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on July 7, 2017.

The Notes of each New Series will be issued and delivered in book entry form only and be represented by a single global note, which will be in definitive, fully registered form without interest coupons. The 2022 Notes will be represented by a single global note in the principal amount of ¥70,000,000,000 (the “2022 Global Note”). The 2024 Notes will be represented by a single global note in the principal amount of ¥40,000,000,000 (the “2024 Global Note”). The 2027 Notes will be represented by a single global note in the principal amount of ¥60,000,000,000 (the “2027 Global Note” and, together with the 2022 Global Note and the 2024 Global Note, the “Global Notes”). Each Global Note will be payable to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, which will act as the common depositary for Clearstream Banking S.A. and Euroclear Bank SA/NV. The Global Notes will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Pricing Agreement; (ii) the Underwriting Agreement; (iii) the Series Terms Certificate Pursuant to the Indenture Relating to 0.183% Notes Due 2022, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2022 Series in accordance with the Indenture; (iv) the Series Terms Certificate Pursuant to the Indenture Relating to 0.298% Notes Due 2024, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2024 Series in accordance with the Indenture; (v) the Series Terms Certificate Pursuant to the Indenture Relating to 0.520% Notes Due 2027, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2027 Series in accordance with the Indenture; (vi) the form of the 2022 Global Note; (vii) the form of the 2024 Global Note; (viii) the form of the 2027 Global Note; and (ix) the opinion of Andrews Kurth Kenyon LLP, counsel to the Company, regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3ASR (File No. 333-201074) (the “Registration Statement”), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K:

1(a)	Pricing Agreement, dated July 6, 2017, between the Company and the Underwriters, together with the Underwriting Agreement, dated July 6, 2017, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to the Indenture Relating to 0.183% Notes Due 2022 of the Company

4(b)	Series Terms Certificate Pursuant to the Indenture Relating to 0.298% Notes Due 2024 of the Company

4(c)	Series Terms Certificate Pursuant to the Indenture Relating to 0.520% Notes Due 2027 of the Company

4(d)	Form of Global Note to represent the 0.183% Notes Due 2022 of the Company

4(e)	Form of Global Note to represent the 0.298% Notes Due 2024 of the Company

4(f)	Form of Global Note to represent the 0.520% Notes Due 2027 of the Company

5	Legality Opinion of Andrews Kurth Kenyon LLP, counsel to the Company, dated July 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2017

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Name: Gordon Y. Allison
Title: Vice President and Division General
Counsel, Corporate, and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

(d) Exhibits

1(a)	Pricing Agreement, dated July 6, 2017, between the Company and the Underwriters, together with the Underwriting Agreement, dated July 6, 2017, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to the Indenture Relating to 0.183% Notes Due 2022 of the Company

4(b)	Series Terms Certificate Pursuant to the Indenture Relating to 0.298% Notes Due 2024 of the Company

4(c)	Series Terms Certificate Pursuant the Indenture Relating to 0.520% Notes Due 2027 of the Company

4(d)	Form of Global Note to represent the 0.183% Notes Due 2022 of the Company

4(e)	Form of Global Note to represent the 0.298% Notes Due 2024 of the Company

4(f)	Form of Global Note to represent the 0.520% Notes Due 2027 of the Company

5	Legality Opinion of Andrews Kurth Kenyon LLP, counsel to the Company, dated July 14, 2017